UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported): January 18, 2005

                          ASSURANCEAMERICA CORPORATION
             (Exact name of Registrant as specified in its charter)

             Nevada                        0-06334                87-0281240
(State or other jurisdiction of    (Commission File No.)        (IRS Employer
 incorporation or organization                               Identification No.)

                                  RiverEdge One
                                    Suite 600
                          5500 Interstate North Parkway
                             Atlanta, Georgia 30328
          (Address of principal executive offices, including zip code)

                                 (770) 933-8911
              (Registrant's telephone number, including area code)

                                       N/A
                   (Former Name if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Other Events

      On January 18, 2005, AssuranceAmerica Corporation (the "Company") acquired Cannon Insurance Agency, Inc. and E&S Insurance Services, Inc.(the "Seller") pursuant to an Asset Purchase Agreement (the "Agreement") with Trustway Insurance Agencies, LLC, the Seller and Steve Speir. Pursuant to the Agreement, as consideration for the purchased assets, the Company issued to the Seller an aggregate of 3,600,000 shares of the Company's common stock.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ASSURANCEAMERICA CORPORATION


Date: January 25, 2005         /s/ Robert J. Cormican
                               -------------------------------------------------
                               Robert J. Cormican
                               Senior Vice President and Chief Financial Officer